UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 5, 2008

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-20574 (Commission File Number)	51-0340466 (IRS Employer Identification No.)

26901 Malibu Hills Road Calabasas Hills, California 91301 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 871-3000

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 5, 2008, The Cheesecake Factory Incorporated (the “Company”) entered into Amendment No. 1 (the “Amendment”) with JPMorgan Chase Bank, as administrative agent, to its five-year $200 million unsecured revolving credit facility, dated as of April 3, 2007 (the “Credit Facility”), by and among the Company and JPMorgan Chase Bank, as administrative agent, Bank of the West, as syndication agent, and Bank of America, Wells Fargo Bank and Rabobank Nederland, as documentation agents.  The Amendment increases the amount of commitment that the Company may request under the Credit Facility by $100 million from $50 million to $150 million, amends the applicable rate under the Credit Facility, and includes customary representations and warranties.   As amended, borrowings under the Credit Facility bear interest at a floating rate based on the London Interbank Offering Rate (LIBOR) plus a spread ranging from 0.750% to 1.000%, depending on our ratio of debt to trailing 12-month earnings before interest, taxes, depreciation, amortization and non-cash stock option expense (“EBITDA”).  In addition, we pay a commitment fee ranging from 0.150% to 0.200%, also depending on our ratio of debt to EBITDA, calculated on the average unused portion of the Credit Facility.  The Company borrowed $100 million of the increased commitment on March 5, 2008 to repurchase shares of its common stock.

The foregoing does not constitute a complete summary of the terms of the Amendment and reference is made to the complete form of the Amendment that is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03                                       CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On March 5, 2008, the Company became obligated under Amendment No. 1 to its five-year $200 million unsecured revolving credit facility described in Item 1.01 of this Current Report on Form 8-K which description is incorporated by reference herein.

SECTION 8 – OTHER EVENTS

ITEM 8.01  OTHER EVENTS

In a press release dated March 6, 2008, The Cheesecake Factory Incorporated announced that it secured an extension to its revolving credit facility in the amount of $100 million.  As part of its fiscal 2008 business plan, the Company intends to utilize the $100 million, in addition to expected free cash flow, in support of share repurchases of between $150 million and $200 million.

The full text of the press release is attached as Exhibit 99.2 to this report and is hereby incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01               FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1                           Amendment No. 1 to Loan Agreement

99.2                           Press release dated March 6, 2008 entitled, “The Cheesecake Factory Announces $100 Million Extension to Revolving Credit Facility to Support Share Repurchases”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 11, 2008	THE CHEESECAKE FACTORY INCORPORATED

		By:	/s/ MICHAEL J. DIXON
Michael J. Dixon
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Amendment No. 1 to Loan Agreement

99.2	Press release dated March 6, 2008 entitled, “The Cheesecake Factory Announces $100 Million Extension to Revolving Credit Facility to Support Share Repurchases”